UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report:                         February 10, 2004
    (Date of earliest event reported)              (February 10, 2004)

                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)
                                    001-14551
                            (Commission File Number)


                Texas                                      74-2611034
    (State or other jurisdiction                         (IRS Employer
          of incorporation)                           Identification No.)


       206 Wild Basin Rd., Bldg. B, Suite 400,                       78746
                    Austin, Texas                                  (Zip Code)
      (Address of principal executive offices)



                                 (512) 334-7500
              (Registrant's telephone number, including area code)

Item 9.           Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. In addition, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

On February 10, 2004, Multimedia Games, Inc. ("Multimedia") announced the resignation of Mr. Gordon T. Graves from Multimedia's Board of Directors. Mr. Thomas W. Sarnoff, a member of Multimedia's Board of Directors, who had been previously serving as the Interim Chairman of the Board of Directors, has been appointed to the position of Chairman of the Board of Directors, to serve until his successor is duly appointed. A copy of the press release is attached to this Report as Exhibit 99.1.

Item 7.          Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit No.         Description
       ----------          ------------

       99.1 Press Release, dated February 10, 2004, announcing resignation of Gordon T. Graves from the Board of Directors of Multimedia Games, Inc.


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MULTIMEDIA GAMES, INC.



Dated:  February 10, 2004               By:        /s/  Craig S. Nouis
                                                 ---------------------------
                                                 Craig S. Nouis
                                                 Chief Financial Officer and
                                                 Principal Accounting Officer




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





                                  EXHIBIT INDEX


Exhibit No.       Description
----------       -------------

       99.1 Press Release, dated February 10, 2004, announcing resignation of Gordon T. Graves from the Board of Directors of Multimedia Games, Inc.


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